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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    October 9, 2003
                                                  ------------------


                   Structured Asset Securities Corporation II
           ---------------------------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                         333-105935                82-0569805
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(State or Other Jurisdiction      (Commission               (IRS Employer
of Incorporation)                 File Number)              Identification No.)


745 Seventh Avenue, New York, New York                               10019
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------



                                            N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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                                Explanatory Note

         Structured Asset Securities Corporation II is filing this amendment on December 4, 2003 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 27, 2003, to amend Exhibit 4.1 in order to make the following changes to the Pooling and Servicing Agreement (as defined below): (i) to make certain corrections to the definitions of "Adjusted REMIC II Remittance Rate" and "Pass-Through Rate" for Class B, Class C, Class D and Class E and (ii) to conform certain provisions in Section 4.01(m) to certain related provisions in Section 1.03.

Item 2.  Acquisition or Disposition of Assets.
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         On October 9, 2003, a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2003-C7, Commercial Mortgage Pass-Through Certificates, Series 2003-C7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto (without exhibits) as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation II (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-105935) and sold to Lehman Brothers Inc. and UBS Securities LLC (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant, the Underwriters and the Mortgage Loan Sellers for purposes of
Section 5(g) and 7 of the Underwriting Agreement in the form previously filed on Form 8-K as Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the Registrant from UBS Real Estate Investments Inc. ("UBSREI") as seller pursuant to a Mortgage Loan Purchase Agreement (the "UBS/Registrant Mortgage Loan Purchase Agreement") in the form previously filed on Form 8-K as Exhibit 99.1, which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

                                       2
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4.1            Pooling and Servicing Agreement among Structured Asset Securities
               Corporation II as depositor, Wachovia Bank, National Association as master servicer, Clarion Partners, LLC as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent (filed without exhibits).














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  December 4, 2003



                                           STRUCTURED ASSET SECURITIES
                                           CORPORATION II


                                           By:  /s/ David Nass
                                                Name: David Nass
                                                Title:  Vice President

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EXHIBIT INDEX


         The following exhibit is filed herewith:


Exhibit No.                                                             Page No.
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4.1               Pooling and Servicing Agreement among Structured Asset
                  Securities Corporation II as depositor, Wachovia Bank, National Association as master servicer, Clarion Partners, LLC as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent (filed without exhibits).










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